UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2013

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 217th Place S.E. Bothell, Washington	98021
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 487-9500

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As noted below, on May 24, 2013, the stockholders of OncoGenex Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s certificate of incorporation to increase the number of the Company’s authorized shares of common stock from 25,000,000 to 50,000,000. On May 28, 2013, the Company filed the Second Amended and Restated Certificate of Incorporation with the Delaware Secretary of State to effect such amendment. A copy of the Second Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to this report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2013, the Company held its 2013 Annual Meeting at which the Company’s stockholders (i) elected the six directors identified in the table below to the Board of Directors of the Company to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, (iii) approved an amendment to the Company’s 2010 Performance Incentive Plan to increase the total shares of common stock available for issuance under the 2010 Performance Incentive Plan from 1,050,000 to 2,050,000, (iv) did not approve an amendment to the Company’s certificate of incorporation to eliminate cumulative voting for the election of directors and (v) approved an amendment to the Company’s certificate of incorporation to increase the number of the Company’s authorized shares of common stock from 25,000,000 to 50,000,000. Set forth below are the final voting tallies for the Company’s 2013 Annual Meeting:

Proposal: Election of Directors	For	Withheld	Broker Non-Vote
Neil Clendeninn	6,879,911	107,301	3,320,824
Scott Cormack	6,850,974	136,238	3,320,824
Jack Goldstein	6,879,063	108,149	3,320,824
Martin Mattingly	6,878,984	108,228	3,320,824
Stewart Parker	6,879,234	107,978	3,320,824
David Smith	6,879,434	107,778	3,320,824

Proposal:	For	Against	Abstain	Broker Non-Vote
Ratification of independent auditor	10,242,046	56,629	9,361	0
Amendment to 2010 Performance Incentive Plan	6,682,143	294,126	10,943	3,320,824
Amendment to certificate of incorporation to remove cumulative voting	5,778,946	1,197,388	10,878	3,320,824
Amendment to certificate of incorporation to increase authorized common stock	8,116,896	1,829,584	361,556	3,320,824

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description

3.1	Second Amended and Restated Certificate of Incorporation of OncoGenex Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: May 29, 2013	/s/ Susan Wyrick
Susan Wyrick Senior Director, Finance (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

3.1	Second Amended and Restated Certificate of Incorporation of OncoGenex Pharmaceuticals, Inc.